Exhibit 99.1

Information current as of May 27, 2015 Second Quarter F2015 Financial Results

Safe Harbor This discussion contains certain statements which constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward - looking statements . Forward - looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance . Forward - looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements . Any statement that is not historical in nature is a forward - looking statement . We may identify forward - looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intends,” “should” and similar expressions . These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business ; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers ; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry ; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources ; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments ; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions ; risks and uncertainties associated with operating in foreign markets, including achievement of profitable growth in developing markets ; impact of fluctuations in foreign currency exchange rates on our financial results ; loss of business with key customers ; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters ; our ability to respond to technology changes and to protect our technology ; possible interruption, failure or compromise of the information systems we use to operate our business ; changes in governmental regulation, including more stringent environmental, health and safety regulations ; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business ; unusual weather conditions adversely affecting sales ; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations ; the nature, cost and outcome of pending and future litigation and other legal proceedings ; and civil unrest and the outbreak of war and other significant national and international events . We undertake no obligation to subsequently revise any forward - looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law . Investor Contact: Bill Seymour, VP Finance and Investor Relations william.seymour@valspar.com 612 - 656 - 1328 Additional Information: More about Valspar and copies of recent SEC filings can be found at: www.valspar.com 2 May 27, 2015

2 Q:F15 Highlights Results in line with our expectations • Adjusted earnings per diluted share up 4% year - over - year • Adjusted EBIT up 3% year - over - year • Coatings sales up 5% in local currency • Paints sales down 12% in local currency, driven by expected volume decline in North America F2015 EPS guidance reaffirmed at $4.45 to $4.65 Note: The effects of foreign currency translation negatively impacted net sales by approximately $55 million and EPS (as adjusted) by $0.04 in the second quarter of 2015. 3 May 27, 2015

Historical Volume Trends 4 5% 7% 8% 7% - 3% 4% 5% 9% 10% 3% 9% 9% 7% 5% - 12% 2Q:14 3Q:14 4Q:14 1Q:15 2Q:15 Volume Growth vs. Prior Year Total Valspar Coatings Segment Paints Segment May 27, 2015 Excludes acquisitions

Total Company Financial Summary 2 Q:F15 as Adjusted* 5 $ million, except for EPS and share count 2Q:F15 2Q:F14 Δ Sales 1,079.3 1,155.8 (76.5) Growth (6.6%) Gross Profit 394.4 389.0 +5.4 Gross margin (%) 36.5% 33.7% +280 bps EBIT 156.5 151.6 +4.9 EBIT margin (%) 14.5% 13.1% +140 bps EBITDA 178.1 176.1 +2.0 Tax Rate 32.3% 31.8% Avrg . shares, diluted 82.87mn 86.52mn (3.65mn) EPS diluted $1.11/ sh $1.07/ sh +0.04/ sh *Non - GAAP measure. Please refer to the Reconciliation of non - GAAP Measures slide Numbers subject to rounding Parenthesis indicates negative Consolidated Sales comparison 2Q:F15 vs. 2Q:F14 Volume Price/Mix FX Acquis./Divest Total Sales (3%) 2% (5%) - (7%) May 27, 2015

Coatings Segment Financial Summary
*2Q:F15 as Adjusted**

valspar

$ million	2Q:F15	2Q:F14	Δ
Sales	**614.8**	**621.1**	**(6.3)**
Growth	(1.0%)		
EBIT	**109.6**	**100.7**	**+8.9**
EBIT margin (%)	17.8%	16.2%	+160 bps

- Strong growth in General Industrial and Coil, driven by net new business wins
- Packaging sales up in local currency; mix positive across all regions. Net new business positive in the quarter
- EBIT margin increased 160 bps due to productivity initiatives, cost/price and leverage on volume growth

Coatings Sales comparison 2Q:F15 vs. 2Q:F14				
Volume	**Price/Mix**	**FX**	**Acquis.**	**Total Sales**
+3%	+2%	(6%)	-	(1%)

Product Line Performance 2Q:F15 vs. 2Q:F14		
	Volume	**Sales****
Packaging	(LSD)	(MSD)
General Industrial	+DD	+LSD
Coil	+DD	+HSD
Wood	(LSD)	(LSD)

*Non-GAAP measure. Please refer to the Reconciliation of non-GAAP Measures slide

Numbers subject to rounding
Parenthesis indicates negative

Legend: LSD – low single digit % yoy change
MSD – mid single digit % yoy change
HSD – high single digit % yoy change
DD – double digit % yoy change

** Sales includes F/X impact

May 27, 2015

6

Paints Segment Financial Summary
*2Q:F15 as Adjusted**

valspar

$ million	2Q:F15	2Q:F14	Δ
Sales	**403.0**	**476.6**	**(73.6)**
Growth	(15.4%)		
EBIT	**47.3**	**56.8**	**(9.5)**
EBIT margin (%)	11.7%	11.9%	(20 bps)

- Strong volume growth in international regions: Europe, Asia and Australia
- North American performance was negatively impacted by (1) the previously disclosed product line adjustment at a significant customer and (2) from difficult prior year comparisons when the company launched several significant new products

Paints Sales comparison 2Q:F15 vs. 2Q:F14				
Volume	Price/Mix	FX	Acquis.	Total Sales
(12%)	+1%	(3%)	-	(15%)

Product Line Performance 2Q:F15 vs. 2Q:F14	Volume	Sales**
North America	(DD)	(DD)
Asia	+DD	flat
Australia	+HSD	(HSD)

*Non-GAAP measure. Please refer to the Reconciliation of non-GAAP Measures slide

Numbers subject to rounding
Parenthesis indicates negative

Legend: LSD – low single digit % yoy change
MSD – mid single digit % yoy change
HSD – high single digit % yoy change
DD – double digit % yoy change

** Sales includes F/X impact

May 27, 2015

7

Pending Acquisition of the Performance Coating Businesses from Quest Specialty Chemicals 8 May 27, 2015 • Quest Specialty Chemicals: products for the automotive refinish and industrial applications • 2014 Sales of approximately $190 million • Acquisition expected to close in 3Q:F15 (subject to customary closing conditions) • Quest Automotive Refinish Products: paints, coatings systems and accessories for professional refinishers • Quest Industrial Products: aerosol spray products and highly - specified coatings for industrial applications Valspar Paints Segment Quest Automotive Refinish Quest Industrial

Valspar Quest Doubles the size of existing business Expanded product portfolio of strong brands Additional distribution channels Combined Auto Refinish Business May 27, 2015 Valspar Automotive Refinish

Accounting Reclassification • In the first quarter of 2015, we updated our policies and now classify freight costs on shipments to customers as cost of sales. Previously these costs were recorded as a deduction from net sales. • Reclassification of these expenses from net sales to COGS was approximately $25 million per quarter in fiscal 2014. The reclassification is already reflected in the Q2 and half year results for fiscal 2014 and fiscal 2015 as reported on May 27, 2015. • Reclassifications had no effect on gross margin dollars, net income, cash flows or stockholders’ equity as previously reported . 10 May 27, 2015

Non - GAAP Financial Measures 11 The following information provides reconciliations of non - GAAP financial measures from operations presented in the accompanying news release to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U . S . (“GAAP”) . The company has provided non - GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP . Such non - GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release . The non - GAAP financial measures in the accompanying news release may differ from similar measures used by other companies . The following tables reconcile gross profit, operating expense, earnings before interest and taxes (EBIT), net income, net income per common share - diluted, and diluted earnings per share (EPS) guidance for the periods presented (GAAP financial measures) to adjusted gross profit, adjusted operating expense, adjusted earnings before interest and taxes (EBIT), adjusted net income, adjusted net income per common share - diluted, and adjusted diluted earnings per share (EPS) guidance (non - GAAP financial measures) for the periods presented . May 27, 2015

Reconciliation of non - GAAP Financial Measures 12 May 27, 2015